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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of report (Date of earliest event reported): January 21, 2005

                          UNION BANKSHARES COMPANY
           (Exact name of registrant as specified in its charter)

            Maine                      0-12958               01-0395131
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)       Identification No.)

                               66 Main Street
                             Ellsworth, ME 04605
             (Address of principal executive offices) (Zip Code)

                               (207) 667-2504
            (Registrant's telephone number, including area code)

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition.

On January 21, 2005, Union Bankshares Company (the "Company") sent a letter to shareholders announcing its unaudited financial results for the year ended December 31, 2004. A copy of the letter is attached hereto as Exhibit No. 99.1. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

             Exhibit No.     Description
             -----------     -----------

                99.1         Letter to shareholders dated January 21, 2005.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNION BANKSHARES COMPANY


                                       By:    /s/ Sally J. Hutchins
                                       Name:  Sally J. Hutchins
                                       Title: Senior Vice President,
                                              Treasurer and Clerk

Date: January 25, 2005


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                                EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

    99.1        Letter to shareholders dated January 21, 2005.


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